Summary ProspectusOctober 1, 2010

T. Rowe Price New Income Fund—PRCIX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated October 1, 2010, and Statement of Additional Information, dated October 1, 2010.

Investment Objective

The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee	NONE
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.45%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.25%
Acquired fund fees and expenses	0.02%
Total annual fund operating expenses	0.72%
Fee waiver/expense reimbursement	0.02%b
Total annual fund operating expenses after fee waiver/expense reimbursement	0.70%c

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bT. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.

cThe figure shown under "Total annual fund operating expenses after fee waiver/expense reimbursement" does not match the "Ratio of expenses to average net assets" shown in the Financial Highlights table, as that figure does not include acquired fund fees and expenses.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$72	$224	$390	$871

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 69.0% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  In seeking income and capital preservation, the fund pursues a total return strategy. Active management of the portfolio can result in bonds being sold at gains or losses. However, over the long term, the fund seeks to achieve its objective by investing primarily in income-producing securities that possess what the fund believes are favorable total return (income plus changes in principal) characteristics.

The fund will invest at least 80% of its total assets in income-producing securities, which may include, but are not limited to, U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds, foreign securities, collateralized mortgage obligations, Treasury inflation protected securities, and others, including, on occasion, equities.

Eighty percent (80%) of the debt securities purchased by the fund will be rated investment grade (AAA, AA, A, BBB, or an equivalent rating) by each of the major credit rating agencies (Standard & Poor`s, Moody`s, and Fitch) that have assigned a rating to the security or, if unrated, deemed to be of investment-grade quality by T. Rowe Price. Up to 15% of the fund`s total assets may be invested in "split-rated securities," which are securities that have been rated investment grade by at least one rating agency but below investment grade by another rating agency. In addition, the fund may invest up to 5% of its total assets in securities that have received below investment-grade ratings from each of the rating agencies that have assigned ratings to the securities or, if unrated, deemed to be below investment-grade quality by T. Rowe Price.

The fund has considerable flexibility in seeking high yields. There are no maturity restrictions, so the fund can purchase longer-term bonds, which tend to have higher yields than shorter-term issues. However, the portfolio`s weighted average maturity is expected to be between four and 15 years. In addition, when there is a large yield difference between the various quality levels, the fund may move down the credit scale and purchase lower-rated bonds with higher yields. When the difference is small or the outlook warrants, the fund may concentrate investments in higher-rated issues.

In keeping with the fund`s objective, it may also use futures, options, and swaps.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio`s average maturity, duration, or credit quality or to shift assets into and out of higher-yielding or lower-yielding securities or different sectors.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Interest rate risk  This is the risk that a rise in interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of a fund, the greater the interest rate risk.

Credit risk  This is the risk that an issuer of a debt security or counterparty to an over-the-counter derivative could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation.

Liquidity risk  This is the risk that a fund may not be able to sell a security in a timely manner at a desired price.

Foreign investing risk  This is the risk that the fund`s investments in foreign securities may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Prepayment risk and extension risk Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. The rate of prepayments tends to increase as interest rates fall, which

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could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable fixed income securities more volatile.

Derivatives risk  To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses resulting from leverage. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

The fund`s return for the six months ended 6/30/10 was 5.33%.

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
New Income Fund
Returns before taxes	12.33%	5.34%	6.35%
Returns after taxes on distributions	10.59	3.91	4.65
Returns after taxes on distributions and sale of fund shares	7.96	3.84	4.49
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33
Lipper Corporate Debt Funds A-Rated Average	15.18	3.47	5.45

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

Portfolio Manager  Daniel O. Shackelford is Chairman of the fund`s Investment Advisory Committee. Mr. Shackelford has been chairman of the committee since 2002 and he joined T. Rowe Price in 1999.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Individual retirement accounts and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts, and Education Savings Accounts	$1,000	$50
All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

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Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an individual retirement account, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s website for more information on these payments.

F43-045 10/1/10

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202